                                                                     EXHIBIT 3.1

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/13/1996
                                                          960172674 -- 2633827

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 INTRALINKS INC.

      The undersigned, a natural person, for the purpose of organizing a corporation for conducting the business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the State of Delaware (particularly Chapter 1, Title 8 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "General Corporation Law of the State of Delaware"), hereby certifies that:

      FIRST: The name of the corporation (hereinafter referred to as the "Corporation") is IntraLinks Inc.

      SECOND: The address, including street, number, city and county of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle, 19805-1297; and the name of the registered agent of the Corporation in the State of Delaware at such address is The Prentice-Hall Corporation System, Inc.

      THIRD: The nature of the business and the purpose to be conducted and promoted by the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

      FOURTH: The aggregate number of shares of stock which the Corporation shall have the authority to issue is Ten Million One Hundred Thousand (10,100,000) shares, which are divided into Ten Million (10,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and One Hundred Thousand (100,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

            Preferred Stock. The Corporation may divide and issue Preferred Stock in series. Preferred Stock of each series when issued shall be designated to distinguish them from shares of other series of Preferred Stock. The Board of Directors of the Corporation is hereby expressly vested with the authority to divide the class of Preferred Stock into series and fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by the laws of the State of Delaware in respect of the following:

      1. The number of shares to constitute such series, and the distinctive designations thereof;

      2. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue;

      3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

      4. The amount payable upon shares in the event of voluntary and involuntary liquidation;

      5. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

      6. The terms and conditions on which shares may be converted;

      7. Voting rights, if any; and

      8. Variations in the relative rights and preferences as between the series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized, any rights of Preferred Stock shareholders to receive dividends in the form of Common Stock or Preferred Stock, and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

      FIFTH: The name and the mailing address of the incorporator is as follows:

               Shari A. Seibert
               Werbel McMillin & Carnelutti
               711 Fifth Avenue
               New York, New York 10022

      SIXTH: The Corporation is to have perpetual existence.

      SEVENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, it sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all of the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      EIGHTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended after June 13, 1996 to authorize corporate action further eliminating or limiting the personal liability of directors, the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware.

      NINTH: The Corporation shall, to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities, judgments, fines, amounts paid in settlement, liabilities, or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification of expenses may be entitled under any by-laws, agreements, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

      ELEVENTH: In furtherance and not in limitation of the powers conferred by statute, the by-laws of the Corporation may be made, altered, amended or repealed by the stockholders of the Corporation or by a majority of the entire Board of Directors of the Corporation.


Signed: June 13, 1996


                                /s/ Shari A. Seibert
                                ----------------------------------
                                Shari A. Seibert
                                Sole Incorporator
                                711 Fifth Avenue
                                New York, New York 10022

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 09/20/1996
                                                          960273089 -- 2633827

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                INTRALINKS, INC.

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks, Inc.

            2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      "FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Two Hundred Thousand (10,200,000) shares, of which Ten Million (10,000,000) shares, of the par value $0.01 each shall be common stock (the "Common Stock") and Two Hundred Thousand (200,000) shares of the par value $0.01 each, shall be preferred stock (the "Preferred Stock").

            3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on September 11, 1996.


                                            /s/ John M. Muldoon
                                            ------------------------------
                                            Name: John M. Muldoon
                                            Title: Chief Financial Officer

Attest:


/s/ Mark S. Adams
-----------------------------
Name: Mark S. Adams
Title: President

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks Inc.

            2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      "FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Seven Hundred Thousand (10,700,000) shares, of which Ten Million (10,000,000) shares, of the par value $0.01 each shall be common stock (the "Common Stock") and Seven Hundred Thousand (700,000) shares of the par value $0.01 each, shall be preferred stock (the "Preferred Stock").

            3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on January 15th, 1997.


                                            /s/ John M. Muldoon
                                            ------------------------------
                                            Name: John M. Muldoon
                                            Title: Chief Financial Officer

Attest:


/s/ Mark S. Adams
-----------------------------
Name: Mark S. Adams
Title: President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 03:00 PM 01/28/1997
                                                          971029633 -- 2633827

                       AMENDED CERTIFICATE OF DESIGNATION
                            SERIES A PREFERRED STOCK

                                       OF

                                 INTRALINKS INC.

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

            THE UNDERSIGNED, Mark S. Adams, President of INTRALINKS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), HEREBY CERTIFIES:

            That pursuant to authority conferred upon the Board of Directors of this Company by the Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this Company, by unanimous written consent dated January 14, 1997 duly adopted the following resolution:

            "RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of its Certificate of Incorporation, the Board of Directors of the Company hereby creates a series of Preferred Stock of the Company consisting of 700,000 shares of Series A Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), which this Company now has authority to issue and the Board of Directors of the Company hereby fixes the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the shares of Series A Preferred Stock as follows:

                  (i) Dividend Provisions. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than solely in the Company's common stock, par value $0.01 per share ("Common Stock")), when, as and if declared by the Board of Directors.

                  (ii) Liquidation Preference.

                        (a) Amount. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to holders of the Company's Common Stock, an amount per share equal to the sum of (i) the purchase price paid by the initial holder of such outstanding share of Series A Preferred Stock purchased directly from the Company (as determined by the Company and noted in its books and records) (the "Purchase Price") and (ii) an

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 12:00 PM 03/21/1997
    971092856 - 2633827
      amount equal to accrued but unpaid dividends on such Series A Preferred Stock, it any. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the Company legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder, unless the Company has issued a more senior class of preferred stock which by its terms has liquidation preferences senior to Series A Preferred Stock.

                        (b) Remaining Assets. Upon the completion of the distribution required by subparagraph (a) of this Section 2, if assets remain in the Company, the holders of the Common Stock of the Company, shall receive all of the remaining assets of the Company.

                        (c) Senior Stock. At its sole discretion, the Company may issue a class of stock which is senior to the Series A Preferred Stock.

                  (iii) Voting Rights.

                        (a) Number of Votes. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the provisions of Section 4 at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or an written consent of stockholders is solicited.

                        (b) General. Subject to the foregoing provisions and the provisions of Section 5, each holder of Series A Preferred Stock shall not have voting rights except as provided for under the laws of the State of Delaware.

                  (iv) Conversion Rights. The outstanding shares of Series A Preferred Stock shall be convertible into Common Stock as follows:

                        (a) Optional Conversion.

                              i) At the option of the holder thereof, each share of Series A Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for redemption of such share, into fully paid and nonassessable shares of Common Stock for no additional consideration as provided herein.

                              ii) Each bolder of Series A Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                        (b) Conversion Price. Each share of Series A Preferred Stock shall be convertible in accordance with Section 4(a) into the number of shares of Common Stock which results from dividing the Purchase Price by the conversion price for the Series A Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for share of Series A Preferred Stock shall be such share's Purchase Price. The Conversion Price shall be subject to adjustment from time to time as provided below.

                        (c) Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series A Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of the Series A Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series A Preferred
      Stock. The Conversion Price for the Series A Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                        (d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                        (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series A Preferred Stock, the Company, at its expense, shall cause its chief financial or accounting officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Company's books.

                        (f) Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holders cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion.

                        (g) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                        (h) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of the Series A Preferred Stock shall be deemed given upon the earlier of actual receipt (including by facsimile) or three (3) days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

                        (i) No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                        (j) Mandatory Conversion. Upon the earlier to occur of
      (i) five (5) years or (ii) the initial public offering of the Company's Common Stock, by written notice to the holders of Series A Preferred Stock, the Company may require the holders to convert their Series A Preferred Stock into Common Stock of the Company.

                        (k) Protective Provisions. So long as shares of Series A Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares.

      Executed at 1372 Broadway, on the 6th day of March, 1997.


                            /s/ Mark S. Adams
                            -------------------------------------
                            Mark S. Adams, President

Attest:


/s/ John M. Muldoon
---------------------------
John M. Muldoon

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks Inc.

            2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said article the following new Article FOURTH:

      "FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Eleven Million (11,000,000) shares, which are divided into Ten Million (10,000,000) shares of common stock, $0.01 par value per share (the "Common Stock") and One Million (1,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock").

            3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

Signed and attested to on June 11, 1997.


                                            /s/ John M. Muldoon
                                            ------------------------------
                                            Name: John M. Muldoon
                                            Title: Chief Financial Officer

Attest:


/s/ Mark S. Adams
-----------------------------
Name: Mark S. Adams
Title: President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 11:30 AM 06/12/1997
                                                          971192683 -- 2633827

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:01 AM 11/25/1997
   971403124 -- 2633827

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            It is hereby certified that:

            1. The name of the corporation is INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation").

            2. The Certificate at Amendment of the Certificate of Incorporation of the Corporation (the "Certificate of Amendment"), which was filed by the Secretary of State of Delaware on January 28, 1997, is hereby corrected.

            3. The inaccuracy to be corrected in said instrument is in the second paragraph of the Certificate of Amendment, which paragraph prior to corrections hereunder reads as follows:

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Seven Hundred Thousand (10,700,000) shares, of which Ten Million (10,000,000) shares, of the par value $ 0.01 each shall be common stock (the "Common Stock") and Seven Hundred Thousand (700,000) shares of the par value $ 0.01 each, shall be preferred stock (the "Preferred Stock").

            4. The second paragraph of the Certificate of Amendment in corrected form shall read in its entirety as follows:

      3. The Certificate of Incorporation of the Corporation is hereby amended by striking our Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Seven Hundred Thousand (10,700,000) shares, which are divided into Ten

                  Million (10,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and Seven Hundred Thousand (700,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

            Preferred Stock. The Corporation may divide and issue Preferred Stock in series. Preferred Stock of each series when issued shall be designated to distinguish them from shares of other series of Preferred Stock. The Board of Directors of the Corporation is hereby expressly vested with the authority to divide the class of Preferred Stock into series and fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by the laws of the State of Delaware in respect of the following:

      1. The number of shares to constitute such series, and the distinctive designations thereof;

      2. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue;

      3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

      4. The amount payable upon shares in the event of voluntary and involuntary liquidation;

      5. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

      6. The terms and conditions on which shares may be converted;

      7. Voting rights, if any; and

      8. Variations in the relative rights and preferences as between the series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized, any rights of Preferred Stock shareholders to receive dividends in the form of Common Stock or Preferred Stock, and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

            IN WITNESS WHEREOF, the undersigned has hereunto set forth his signature as of the 24th day of November, 1997.


                                     s/Stephen M. Davis
                                     ------------------------------------
                                     Name: Stephen M. Davis
                                     Title: Secretary

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 11/25/1997
   971403123 - 2633827

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            It is hereby certified that:

            1. The name of the corporation is INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation").

            2. The Certificate of Amendment of the Certificate of Incorporation of the Corporation (the "Certificate of Amendment"), which was filed by the Secretary of State of Delaware on September 20, 1996, is hereby corrected.

            3. The inaccuracy to be corrected in said instrument is in the second paragraph of the Certificate of Amendment, which paragraph prior to corrections hereunder reads as follows:

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Two Hundred Thousand (10,200,000) shares, of which Ten Million (10,000,000) shares, of the par value $.01 each shall be common stock (the "Common Stock") and Two Hundred Thousand (200,000) shares of the par value $.01 each, shall be preferred stock (the "Preferred Stock").

            4. The second paragraph of the Certificate of Amendment in corrected form shall read in its entirety as follows:

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Ten Million Two Hundred Thousand (10,200,000) shares, which are divided into Ten Million (10,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and Two

                  Hundred Thousand (200,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

            Preferred Stock. The Corporation may divide and issue Preferred Stock in series. Preferred Stock of each series when issued shall be designated to distinguish them from shares of other series of Preferred Stock. The Board of Directors of the Corporation is hereby expressly vested with the authority to divide the class of Preferred Stock into series and fix and determine the relative rights and preferences of the shares of any such series so established to the full extent permitted by the laws of the State of Delaware in respect of the following:

      1. The number of shares to constitute such series, and the distinctive designations thereof;

      2. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue;

      3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

      4. The amount payable upon shares in the event of voluntary and involuntary liquidation;

      5. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

      6. The terms and conditions on which shares may be converted;

      7. Voting rights, if any; and

      8. Variations in the relative rights and preferences as between the series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized, any rights of Preferred Stock shareholders to receive dividends in the form of Common Stock or Preferred Stock, and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

            IN WITNESS WHEREOF, the undersigned has hereunto set forth his signature as of the 24th day of November, 1997.


                                     s/Stephen M. Davis
                                     ------------------------------------
                                     Name: Stephen M. Davis
                                     Title: Secretary

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 11/25/1997
   971403126 -2633827

                            CERTIFICATE OF CORRECTION
                                       OF
                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            It is hereby certified that:

            1. The name of the corporation is INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (hereinafter referred to as the "Corporation").

            2. The Certificate of Amendment of the Certificate of Incorporation of the Corporation (the "Certificate of Amendment"), which was filed by the Secretary of State of Delaware on June 12, 1997, is hereby corrected.

            3. The inaccuracy to be corrected in said instrument is in the second paragraph of the Certificate of Amendment, which paragraph prior to corrections hereunder reads as follows:

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Eleven Million (11,000,000) shares, which are divided into Ten Million (10,000,000) shares of common stock, $0.01 par value per share (the "Common Stock") and One Million (1,000,000) shares of preferred stock, $0.01 par value per share (the "Preferred Stock").

            4. The Second Paragraph of the Certificate of Amendment in corrected form shall read in its entirety as follows:

      2. The Certificate of Incorporation of the Corporation is hereby amended by striking out Article FOURTH thereof and by substituting in lieu of said Article the following new Article FOURTH:

      FOURTH: The aggregate number of shares of all classes of stock which the Corporation shall have the authority to issue is Eleven Million (11,000,000) shares, which are divided into Ten Million (10,000,000) shares of Common Stock, par value $0.01 per share (the "Common Stock"), and One Million (1,000,000) shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").

            Preferred Stock. The Corporation may divide and issue Preferred Stock in series. Preferred stock of each series when issued shall be designated to distinguish them from shares of other series of Preferred Stock. The Board of Directors of the Corporation is hereby expressly vested with the authority to divide the class of Preferred Stock into series and fix and determine the relative rights and preferences at the shares of any such series so established to the full extent permitted by the laws of the State of Delaware in respect of the following:

      1. The number of shares to constitute such series, and the distinctive designations thereof;

      2. The rate and preference of dividends, if any, the time of payment of dividends, whether dividends are cumulative and the date from which any dividends shall accrue;

      3. Whether shares may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

      4. The amount payable upon shares in the event of voluntary and involuntary liquidation;

      5. Sinking fund or other provisions, if any, for the redemption or purchase of shares;

      6. The terms and conditions on which shares may be converted;

      7. Voting rights, if any; and

      8. Variations in the relative rights and preferences as between the series, including, without limitation, any restriction on an increase in the number of shares of any series theretofore authorized, any rights of Preferred Stock shareholders to receive dividends in the form of Common Stock or Preferred Stock, and any limitation or restriction of rights or powers to which shares of any future series shall be subject.

            IN WITNESS WHEREOF, the undersigned has hereunto set forth his signature as of the 24th day of November, 1997.


                                           /s/ Stephen M. Davis
                                           ------------------------------------
                                           Name: Stephen M. Davis
                                           Title: Secretary

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 12/17/1997
                                                          971435134 -- 2633827

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

            INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            FIRST: That the following resolutions were duly adopted by the Board of Directors of the Corporation, setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for their approval. The resolutions are as follows:

            "RESOLVED, that there is hereby adopted an amendment to the Corporation's Certificate of Incorporation pursuant to which the authorized capital stock of the Corporation shall be changed from 11,000,000 shares, consisting of 10,000,000 shares at common stock, $.01 par value, and 1,000,000 shares of preferred stock, $.01 par value, to 11,151,730 shares, consisting of 10,000,000 shares of common stock, $.01 par value, and 1,151,730 shares of preferred stock, $.01 par value; and, in connection with such change, the first sentence of Article FOURTH of the Certificate of Incorporation of the Corporation shall be amended to read in its entirety as follows:

                  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 11,151,730 shares, consisting of (a) 10,000,000 shares of Common Stock, $.01 par value ("Common Stock") and (b) 1,151,730 shares of Preferred Stock, $.01 par value ("Preferred Stock").

                        Preferred Stock. The Corporation may divide and issue
            Preferred Stock in series. Preferred Stock of each series when issued shall be designated to distinguish them from shares of other series of Preferred Stock. Authority is hereby vested in the Board of Directors from time to time to authorize the issuance of one or more series of Preferred Stock, and in connection with the creation of such series to fix by resolution or resolutions providing for the issue of shares thereof the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such series in respect of the matters set forth as follows:

                  1. The maximum number of shares to constitute such series and the distinctive designation thereof and the stated value thereof if different than the par value thereof;

                  2. The dividend rate, if any, on the shares of such series, the conditions and dates upon which such dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes or on any other series of capital stock, and whether such dividends shall be cumulative or non-cumulative;

                  3. Whether the shares of such series shall be subject to
            redemption by the Corporation, and, if made subject to redemption, the times, prices and other terms and conditions of such redemption;

                  4. Whether or not the shares of such series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof;

                  5. The rights of the holders of shares of such series upon the liquidation, dissolution or winding up of the Corporation;

                  6. Whether or not the shares of such series shall be
            convertible into, or exchangeable for, shares of stock of any other class or classes, or of any other series of the same class, and if so convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same and any other terms or conditions of conversion or exchange;

                  7. The limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or any other class or classes of stock of the Corporation ranking junior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

                  8. The conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock (including additional shares of such series or of any other series or of any other class) ranking on a parity with or prior to the shares of such series either as to dividends or upon liquidation, dissolution or winding up;

                  9. Whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

                  10. Any other powers, preferences and relative, participating, optional or other special rights and any qualifications, limitations or restrictions thereof as shall not be inconsistent with this Article FOURTH.

            RESOLVED, that the Board of Directors declares the foregoing amendment to the Corporation's Certificate of Incorporation to be advisable and directs that the amendment be submitted to the stockholders of the Corporation for their approval pursuant to Section 242(b) of the General Corporation Law of the State of Delaware."

            SECOND: That the amendment to the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the written consent of the holders of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon, after having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, INTRALINKS INC. has caused this Certificate to be signed by Mark S. Adams, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this 17th day of December 1997.

                                 INTRALINKS INC.


                                 By /s/ Mark S. Adams
                                    -------------------------------------
                                    Mark S. Adams
                                    President

   STATE OF DELAWARE
   SECRETARY OF STATE
 DIVISION OF CORPORATIONS
FILED 09:01 AM 12/17/1997
   971435136 - 2633827

                       AMENDED CERTIFICATE OF DESIGNATION
                            SERIES A PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                         PURSUANT TO SECTION 151 OF THE
                        DELAWARE GENERAL CORPORATION LAW

            THE UNDERSIGNED, Mark S. Adams, President of INTRALINKS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), HEREBY CERTIFIES:

            That pursuant to authority conferred upon the Board of Directors of this Company by the Certificate of Incorporation, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, the Board of Directors of this Company, by unanimous written consent dated December 12, 1997 duly adopted the following resolution:

            "RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Company by the provisions of its Certificate of Incorporation, the Board of Directors of the Company hereby creates a series of Preferred Stock of the Company consisting of 382,500 shares of Series A Preferred Stock, $0.01 par value per share (the "Series A Preferred Stock"), which this Company now has authority to issue and the Board of Directors of the Company hereby fixes the designation, powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereof, of the shares of Series A Preferred Stock as follows:

                  (i) Dividend Provisions. The holders of shares of Series A Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than solely in the Company's common stock, par value $0.01 per share ("Common Stock")), when, as and if declared by the Board of Directors.

                  (ii) Liquidation Preference.

                        (a) Amount. In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Company to holders of the Company's Common Stock, an amount per share equal to the sum of (i) the purchase price paid by the initial holder of such outstanding share of Series A Preferred Stock purchased directly from the Company (as determined by the Company and noted in its books and records) (the "Purchase Price") and (ii) an amount equal to accrued but unpaid dividends on such Series A Preferred Stock, if any. If upon the occurrence of such event, the assets and funds available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount of the Purchase Price and the holders of any other shares, if any, which are on a parity with the Series A Preferred Stock upon liquidation, dissolution or winding up of the company (the "Other Shares") the full amount of their liquidation preference, then the entire assets of the Company to be so distributed shall be distributed ratably to the holders of the Series A Preferred Stock and the Other Shares in proportion to the full preferential amounts (as described above) they would otherwise have been entitled to receive. None of the payments or distributions provided for in this Section 2(a) shall be made by the Company to the holders of any Series A Preferred Stock and Other Shares in preference to the holders of any class of preferred stock issued by the Company that is senior to such Series A Preferred Stock and Other Shares.

                        (b) Remaining Assets. Upon the completion of the distribution required by subparagraph (a) of this Section 2, if assets remain in the Company, the holders of the Common Stock of the Company, shall receive all of the remaining assets of the Company.

                        (c) Senior Stock. At its sole discretion, the Company may issue a class of stock which is senior to the Series A Preferred Stock.

                  (iii) Voting Rights.

                        (a) Number of Votes. Each holder of shares of Series A Preferred Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which such shares of Series A Preferred Stock could be converted pursuant to the provisions of Section 4 at the record date for the determination of the stockholders entitled to vote on such matters or, if no such record date is established, the date such vote is taken or any written consent of stockholders is solicited.

                        (b) General. Subject to the foregoing provisions and the provisions of Section 5, each holder of Series A Preferred Stock shall not have voting rights except as provided for under the laws of the State of Delaware.

                  (iv) Conversion Rights. The outstanding shares of Series A Preferred Stock shall be convertible into Common Stock as follows:

                        (a) Optional Conversion.

                              i) At the option of the holder thereof, each share of Series A Preferred Stock shall be convertible, at any time or from time to time prior to the close of business on the business day before any date fixed for redemption of such share, into fully paid and nonassessable shares of Common Stock for no additional consideration as provided herein.

                              ii) Each holder of Series A Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                        (b) Conversion Price. Each share of Series A Preferred Stock shall be convertible in accordance with Section 4(a) into the number of shares of Common Stock which results from dividing the Purchase Price by the conversion price for the Series A Preferred Stock that is in effect at the time of conversion (the "Conversion Price"). The initial Conversion Price for share of Series A Preferred Stock shall be such share's Purchase Price. The Conversion Price shall be subject to adjustment from time to time as provided below.

                        (c) Adjustment Upon Common Stock Event. Upon the happening of a Common Stock Event (as hereinafter defined), the Conversion Price of the Series A Preferred Stock shall, simultaneously with the happening of such Common Stock Event, be adjusted by multiplying the Conversion Price of the Series A Preferred Stock in effect immediately prior to such Common Stock Event by a fraction, (i) the numerator of which shall be the number of shares of Common Stock issued and outstanding immediately prior to such Common Stock Event, and (ii) the denominator of which shall be the number of shares of Common Stock issued and outstanding immediately after such Common Stock Event, and the product so obtained shall thereafter be the Conversion Price for the Series A Preferred Stock The Conversion Price for the Series A Preferred Stock shall be readjusted in the same manner upon the happening of each subsequent Common Stock Event. As used herein, the term "Common Stock Event" shall mean (i) the issue by the Company of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock, or (iii) a combination of the outstanding shares of Common Stock into a smaller number of shares of Common Stock.

                        (d) Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 4), then in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

                        (e) Certificate of Adjustment. In each case of an adjustment or readjustment of the Conversion Price for the Series A Preferred Stock, the Company, at its expense, shall cause its chief financial or accounting officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of the Series A Preferred Stock at the holder's address as shown in the Company's books.

                        (f) Fractional Shares. No fractional shares of Common Stock shall be issued upon any conversion of Series A Preferred Stock. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall pay the holders cash equal to the product of such fraction multiplied by the Common Stock's fair market value as determined in good faith by the Board as of the date of conversion -

                        (g) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

                        (h) Notices. Any notice required by the provisions of this Section 4 to be given to the holders of shares of the Series A Preferred Stock shall be deemed given upon the earlier of actual receipt (including by facsimile) or three (3) days after deposit in the United States mail, by certified or registered mail, return receipt requested, postage prepaid, addressed to each holder of record at the address of such holder appearing on the books of the Company.

                        (i) No Impairment. The Company shall not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in carrying out all such action as may be reasonably necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred Stock against impairment.

                        (j) Mandatory Conversion. Upon the earlier to occur of
      (i) five (5) years or (ii) the initial public offering of the Company's Common Stock, by written notice to the holders of Series A Preferred Stock, the Company may require the holders to convert their Series A Preferred Stock into Common Stock of the Company.

                  (v) Protective Provisions. So long as shares of Series A Preferred Stock are outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the then outstanding shares of Series A Preferred Stock, voting as a separate class, alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to affect adversely the shares.

            Executed at 1372 Broadway New York, New York, on the 17th day of December, 1997.


                               /s/ Mark S. Adams
                               ----------------------------------------
                               Mark S. Adams, President

Attest:


/s/ John Muldoon
----------------------------

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 12/17/1997
   971435240 -- 2633827

                           CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                      ------------------------------------

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

                      ------------------------------------

            INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            That, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the Board of Directors of the Corporation, by unanimous written consent dated December 17, 1997 duly adopted the following resolution:

            RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Corporation's Restated Certificate of Incorporation, as amended, of the total authorized number of 1,151,730 shares of Preferred Stock, par value $.01 per share, of the Corporation ("Preferred Stock"), there shall be designated a series of 769,230 shares which shall be issued in and constitute a single series to be known as "Series B Preferred Stock" (hereinafter called the "Series B Preferred Stock"). The shares of Series B Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

                  1. Dividends. (a) The holders of shares of Series B Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, cash dividends at the rate of $0.52 per share per annum, payable as provided herein or when and as declared by the Board of Directors of the Corporation. Such dividends shall be cumulative and shall accrue from and after the date of issue whether or not declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. The Board of Directors of the Corporation may fix a record date for the determination of holders of Series B Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                  (b) As long as any shares of Series B Preferred Stock shall remain outstanding, in no event shall any dividend be declared or paid upon, nor shall any distribution be made upon, any shares of Common Stock, nor (without the consent of the holders of a majority in interest of the outstanding Series B Preferred Stock) shall any shares of Common Stock be purchased or redeemed by the Corporation, nor shall any moneys be paid to or made available for a sinking fund for the purchase or redemption of shares of any Common Stock, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series B Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series B Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on the Series A Preferred Stock, $.01 par value ("Series A Preferred Stock") of the Corporation in accordance with this paragraph 1(b), it shall, at the same time, pay to each holder of Series B Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 1 (a) above), a dividend equal to the dividend payable to such holder of shares of Series A Preferred Stock.

                  2. Redemption. The shares of Series B Preferred Stock shall be redeemable as follows:

                  2A Mandatory Redemption. The Corporation shall redeem all of the outstanding shares of Series B Preferred Stock on December 18, 2003 (the "Redemption Date"), in the manner and with the effect provided in subparagraphs 2B through 2C below, by paying for each share an amount equal to the sum of $6.50, plus an amount equal to any accrued and unpaid dividends thereon up to such Redemption Date whether or not such dividends shall have been declared by the Board of Directors of the Corporation, such aggregate amount being herein sometimes referred to as the "Redemption Price".

                  2B Redemption Price. The Redemption Price shall, at the sole discretion of the Corporation, be paid either (i) in cash or (ii) by executing Promissory Notes in aggregate principal amounts equal to the Redemption Price, which Promissory Notes shall be in the form of Exhibit G to the Securities Purchase Agreement, dated as of December 18, 1997, among the Corporation, Euclid Partners IV, L.P. and the other Purchasers named therein; provided, however, that no Promissory Notes may be issued in lieu of a cash payment if to do so would contravene any agreement or other instrument to which the Corporation is a party, and unless simultaneously therewith the Corporation shall deliver to each holder thereof an opinion of its counsel addressed to such holder, satisfactory in form and substance to the holders of a majority in interest of the outstanding Series B Preferred Stock, as to the validity and binding effect of the Promissory Notes and the non-contravention of existing agreements. Not less than 20 days before a Redemption Date, written notice shall be given by mail, postage prepaid, to the holders of record of the Series B Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at its post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price, whether such Redemption Price shall be paid in cash or by executing Promissory Notes, and the place and date of such redemption, which date shall not be a day on which banks in The City of New York are required or authorized to close. If such notice of redemption shall have been duly given, then, notwithstanding that any certificate for shares of Series B Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares (except for the conversion rights which, as provided in subparagraph 4A, shall terminate as of the close of business on the last full business day prior to each Redemption Date) shall forthwith after the close of business on such Redemption Date cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor, without interest thereon.

                  2C Redeemed or Otherwise Acquired Shares to be Retired. Any shares of the Preferred Stock redeemed pursuant to this paragraph 2 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Preferred Stock accordingly.

                  3. Liquidation, Dissolution or Winding Up. (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series B Preferred Stock shall be entitled, before any distribution or payment is made upon any Common Stock, to be paid an amount equal to $6.50 per share plus any accrued but unpaid dividends whether or not such dividends shall have been declared by the Board of Directors of the Corporation (such amounts being sometimes referred to as the "Series B Liquidation Payments"). If upon such liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount of the Series B Liquidation Payments, the holders of the Series A Preferred Stock the full amount of its liquidation preference under paragraph (ii) (a) of the Amended Certificate of Designation for Series A Preferred Stock as in effect on December 17, 1997, and the holders of any other shares, if any, which are on a parity with the Series B Preferred Stock and the Series A Preferred Stock upon liquidation, dissolution or winding up of the Corporation (the "Other Shares") the full amount of their liquidation preference, then the entire assets of the Corporation to be so distributed shall be distributed ratably to the holders of the Series B Preferred Stock, the Series A Preferred Stock and the Other Shares in proportion to the full preferential amounts (as described above) they would otherwise have been entitled to receive.

                  (b) Upon any such liquidation, dissolution or winding up of the Corporation, after the holders of Series B Preferred Stock shall have been paid the full amount of the Series B Liquidation Payments and the Series A Preferred Stock and the Other Shares shall have been paid in full the preferential amounts to which they shall be entitled as described above, the holders of Common Stock shall be entitled to share ratably according to the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its stockholders. Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series B Liquidation Payments to be made pursuant hereto and the place where said Series B Liquidation Payments shall be payable shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein to the holders of record of the Series B Preferred Stock, such notice to be addressed to each such holder at his post office address as shown by the records of the Corporation.

                  (c) None of the payments or distributions provided for in this paragraph 3 shall be made by the Corporation to the holders of any Series B Preferred Stock, Series A Preferred Stock and Other Shares in preference to the holders of any class of Preferred Stock issued by the Corporation that is senior to such Series B Preferred Stock, Series A Preferred Stock and Other Shares.

                  (d) As used in this paragraph 3, a liquidation. dissolution or winding up of the Corporation shall be deemed to include (i) a consolidation or merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and which will not result in more than 50% of the voting capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting capital stock immediately prior to such merger in the same proportions in which such shares were held immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Corporation as an entirety to any other person, or (iii) the acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise.

                  As used in this Certificate of Designation, the terms "person" and "group" shall have the meaning set forth in Section 13(d)(3) of the Exchange Act, whether or not applicable, (ii) the term "beneficial owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (iii) any "person" or "group" will be deemed to beneficially own any voting stock of the Corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting stock of the Corporation.

                  4. Conversion. The shares of Series B Preferred Stock shall be convertible as follows:

                  4A Right to Convert Series B Preferred Stock. (1) Subject to the terms and conditions of this paragraph 4, the holder of any share or shares of Series B Preferred Stock shall have the right, at its option, to convert any such shares of Series B Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation, or upon redemption of the Series B Preferred Stock as provided in subparagraph 2B, the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on the Series B Preferred Stock), into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series B Preferred Stock so to be converted by $6.50 and dividing the result by the conversion price of $6.50 per share, or by the conversion price as last adjusted and in effect at the date any share or shares of such series of Series B Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Series B Conversion Price")

            (2) The rights of conversion contained in this subparagraph 4A shall be exercised by the holder of shares of Series B Preferred Stock by giving written notice that such holder elects to convert a stated number of shares of Series B Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series B Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  4B Automatic Conversion. In the event that, at any time while any of the Series B Preferred Stock shall be outstanding, the Corporation shall complete a firm commitment public offering involving the sale by the Corporation of shares of Common Stock (i) at a per share price to the public of not less than $13.00 (appropriately adjusted for any stock splits, combinations or stock dividends) and (ii) in which the net proceeds paid by the public to the Corporation are at least $10,000,000, then all outstanding shares of Preferred Stock shall, automatically and without further action on the part of the holders of the Series B Preferred Stock, be converted into shares of Common Stock in accordance with the terms of this paragraph 4 with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering, provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series B Preferred Stock so converted.

                  4C Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 4A(2) and surrender of the certificate or certificates for the share or shares of Series B Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series B Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Series B Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series B Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  4D Fractional Shares; Dividends; Partial Conversion. No fractional shares may be issued upon conversion of the Series B Preferred Stock into Common Stock. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, if any, declared and unpaid on the shares surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 4C. In case the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 4C exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series B Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this subparagraph 4D, be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series B Preferred Stock for conversion an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Corporation.

                  4E Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 4G hereof, if and whenever the Corporation shall issue or sell, or is in accordance with subparagraphs 4E(1) through 4E(7) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale the following clauses
      (i) and (ii) shall apply:

                  (i) if such consideration per share is greater than $5.25 (which number shall be proportionately adjusted for any subdivision or combination of the Common Stock), then, forthwith, upon such issue or sale, the Series B Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock so issued or sold; and

                  (ii) if such consideration per share is less than $5.25 (which number shall be proportionately adjusted for any subdivision or combination of the Common Stock), then, forthwith, the Series B Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock and Series B Preferred Stock) multiplied by the then existing Series B Conversion Price, and (2) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock and Series B Preferred Stock without giving effect to any adjustment in the number of shares so issuable by reason of such issue or sale).

                  For purposes of this subparagraph 4E, the following subparagraphs 4E(1) to 4E(7) shall also be applicable:

                  4E(1) Issuance of Rights or Options. In case at any time the Corporation shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convert-ible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series B Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 4E(3), no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  4E(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series B Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 4E(3) below, no adjustment of the Series B Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Series B Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 4D, no further adjustment of the Series B Conversion Price shall be made by reason of such issue or sale.

                  4E(3) Change in Option Price or Conversion Rate. If (i) the purchase price provided for in any Option referred to in subparagraph 4E(1), (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 4E(1) or 4E(2) or (iii) the rate at which any Convertible Securities referred to in subparagraph 4E(1) or 4E(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), then the Series B Conversion Price in effect at the time of such event shall, as required, forthwith be readjusted to such series B Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series B Conversion Price then in effect hereunder shall, as required, forthwith be increased to the Series B Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 4E(1) or the rate at which any Convertible Securities referred to in subparagraph 4E(1) or 4E(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Series B Conversion Price then in effect hereunder shall, as required, forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series B Conversion Price then in effect hereunder is thereby reduced.

                  4E(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Series B Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 4F hereof.

                  4E(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the Corporation, such Options shall be deemed to have been issued without consideration, and the Series B Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 4F hereof.

                  4E(6) Record Date. In case the Corporation shall rake a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, provided that such shares of Common Stock shall in fact have been issued or sold.

                  4E(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subparagraph 4E.

                  4F Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Series B Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Series B Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  4G Certain Issues of Common Stock Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series B Conversion Price upon the occurrence of any of the following events: (i) the issuance of Common Stock upon conversion of outstanding shares of Series A Preferred Stock or Series B Preferred Stock and other options, warrants and other securities exercisable for or convertible into shares of Common Stock and which are issued and outstanding as of December 18, 1997, (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan, and (iii) the issuance and sale of, or grant of options, warrants and other securities exercisable for or convertible into up to an aggregate of 441,250 shares of Common Stock.

                  4H Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series B Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares or shares of the Series B Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Series B Conversion Price) shall thereafter be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including, if necessary to effect the adjustments contemplated herein, an immediate adjustment in the manner set forth herein, by reason of such reorganization, reclassification, consolidation, merger or sale, of the Series B Conversion Price to the value for the Common Stock reflected by the terms of such reorganization, reclassification, consolidation, merger or sale if the value so reflected is less than the Series B Conversion Price in effect immediately prior to such reorganization, reclassification, consolidation, merger or sale). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation is issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Series B Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all of its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to each holder of shares of Series B Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  4I Notice of Adjustment. Upon any adjustment of the Series B Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series B Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  4J Other Notices. In case at any time:

                  (1) the corporation shall declare any dividend upon its Common
            Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or
            reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation, or any acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise;

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

                  (5) the Corporation shall take any action or there shall be any event which would result in an automatic conversion of the Series B Preferred Stock pursuant to subparagraph 4H,

      then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series B Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place, and (c) in the case of any event which would result in an automatic conversion of the Series B Preferred Stock pursuant to subparagraph 4H, at least 10 days' prior written notice of the date on which the same is expected to be completed.

      Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  4K Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock of its treasury shares, solely for the purpose of issue upon the conversion of the Series B Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series B Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Series B Conversion Price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Series B Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series B Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

                  4L No Reissuance of Preferred Stock. Shares of Series B Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  4M Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series B Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may he payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series B Preferred Stock which is being converted.

                  4N Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series B Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series B Preferred Stock in any manner which interferes with the timely conversion of such Series B Preferred Stock.

                  4O Definition of Common Stock. As used in this Section 4, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, as constituted on December 17, 1997 and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series B Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on December 17, 1997, any shares resulting from any combination or subdivision thereof referred to in Section 4F, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 4H.

                  5. Voting. Except as otherwise required by law, the Corporation's Certificate of Incorporation or this Certificate of Designation, the holders of the Series B Preferred Stock and the holders of Common Stock shall be entitled to notice of any stockholders meeting in accordance with the By-laws of the Corporation and to vote upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series B Preferred Stock shall have one vote for each full share of Common Stock into which their respective shares of Series B Preferred Stock are convertible on the record date for the vote and (ii) the holders of Common Stock shall have one vote per share of Common Stock.

                  6. Restrictions. At any time when shares of Series B Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law:

                  Without the prior consent of the holders of a majority of the outstanding Series B Preferred Stock, given in person or by proxy, either in writing or at a special meeting called for that purpose:

                  (1) The Corporation will not (i) create or authorize the creation of any additional class or series of shares which ranks senior to the Series B Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation or (ii) increase the authorized amount of the Series A Preferred Stock or the Series B Preferred Stock.

                  (2) The Corporation will not amend, alter or repeal this Certificate of Designation or the Amended Certificate of Designation for Series A Preferred Stock in effect as of December 17, 1997.

                  (3) The Corporation will not issue debt in excess of the Corporation's net worth.

                  (4) The Corporation will not engage in any transaction or activity that would constitute a deemed dividend under the Internal Revenue Code of 1986, as amended.

            IN WITNESS WHEREOF, this Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 17th day of December, 1997.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                      ------------------------------------
                                      Mark S. Adams
                                      President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 08/20/1998
                                                           981327175 - 2633827

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                 INTRALINKS INC.

                          ----------------------------

            INTRALINKS INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            FIRST: That the following resolutions were duly adopted by the Board of Directors of the Corporation, setting forth a proposed amendment to the Certificate of Incorporation of the Corporation, declaring such amendment to be advisable and directing that such amendment be submitted to the stockholders of the Corporation for their approval. The resolutions are as follows:

            "RESOLVED, that there is hereby adopted an amendment to the Corporation's Certificate of Incorporation pursuant to which the authorized capital stock of the Corporation shall be changed from 11,151,730 shares, consisting of 10,000,000 shares of common stock, $.01 par value, and 1,151,730 shares of preferred stock, $.01 par value, to 11,259,730 shares, consisting of 10,000,000 shares of common stock, $.01 par value, and 1,259,730 shares of preferred stock, $.01 par value: and, in connection with such change, the first sentence of Article FOURTH of the Certificate of Incorporation of the Corporation shall be amended to read in its entirety as follows:

                  FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 11,259,730 shares, consisting of (a) 10,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and (b) 1,259,730 shares of Preferred Stock, $.01 par value ("Preferred Stock").

            RESOLVED, that the Board of Directors declares the foregoing amendment to the Corporation's Certificate of Incorporation to be advisable and directs that the amendment be submitted to the stockholders of the corporation for their approval pursuant to Section 242(b) of the General Corporation Law of the State of Delaware."

            SECOND: That the amendment to the Certificate of Incorporation of the Corporation effected by this Certificate was duly authorized by the written consent of the holders of not less than a majority of the outstanding shares of capital stock of the Corporation entitled to vote thereon, after having been declared advisable by the Board of Directors of the Corporation, all in accordance with the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, INTRALINKS INC. has caused this Certificate to be signed by Mark S. Adams, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this 20 day of August, 1998.

                                 INTRALINKS INC.


                                 By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 08/20/1998
                                                           981327177 - 2633827

                       AMENDED CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                      ------------------------------------

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

                      ------------------------------------

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks Inc.

            2. The paragraph of the Certificate of Designation of the Series B Preferred Stock (the "Certificate of Designation") beginning with the word "RESOLVED" shall be amended by inserting "877,230" in lieu of "769,230".

            3. All other terms and provisions of the Certificate of Designation shall remain in full force and effect.

            4. The Amendment to the Certificate of Designation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law or the State of Delaware.

            IN WITNESS WHEREOF, this Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 20 day of August, 1998.

                                 INTRALINKS INC.


                                 By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                                 INTRALINKS INC.

                      ------------------------------------

            It is hereby certified that;

            1. The name of the corporation (hereinafter called the "Corporation") is INTRALINKS INC.

            2. The Certificate of Incorporation of the Corporation, as amended, is hereby further amended by striking out Article FIRST thereof and by substituting in lieu of said Article the following new Article FIRST:

      "FIRST:     The name of the Corporation (the "Corporation") is INTRALINKS,
                  INC."

            3. The Certificate of Incorporation of the Corporation, as amended, is hereby further amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph of such Article the following new paragraph:

      "FOURTH; The total number of shares of all classes of stock which the Corporation shall have authority to issue is 15,171,696 shares, consisting of (a) 10,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and (b) 5,171,696 shares of Preferred Stock, $.01 par value ("Preferred Stock").

            4. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 10/09/1998
                                                          981392277 -- 2633827

            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Mark Adams, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this 5th day of October, 1998.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                      ------------------------------------
                                      Mark S. Adams
                                      President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 10/09/1998
                                                          981392278 -- 2633827

                   AMENDMENT TO CERTIFICATE OF DESIGNATION
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                      ------------------------------------

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

                      ------------------------------------

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks Inc.

            2. The paragraph of the Certificate of Designation of the Series B Preferred Stock (the "Certificate of Designation") beginning with the word "RESOLVED" shall be amended by inserting "887,922" in lieu of "769,230".

            3. Section 1(a) of the Certificate of Designation shall be amended by inserting "$0.325" in lieu of "$0.52."

            4. The following Section 4P shall be added to the Certificate of
Designation:

            4P. Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Common Stock or Convertible Securities (other than its Series C Convertible Preferred Stock, par value $.01 ("Series C Preferred Stock")) evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series B Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock) multiplied by the then existing Series B Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of Common Stock outstanding (including as outstanding all shares at Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock); provided, however, no adjustment in Series B Conversion

      Price shall be made if the Distribution is made to the holders of Series B Preferred Stock.

            5. All other terms and provisions of the Certificate of Designation shall remain in full force and effect.

            6. The Amendment to Certificate of Designation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, this Amendment to Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 5th day of October, 1998.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                      ------------------------------------
                                      Mark S. Adams
                                      President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:00 AM 04/13/1999
   991144422 -- 2633827

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                INTRALINKS, INC.

                      ------------------------------------

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is INTRALINKS, INC.

            2. The Certificate of Incorporation of the Corporation, as amended, is hereby further amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph of such Article the following new paragraph:

      "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 17,119,696 shares, consisting of (a) 10,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and (b) 7,119,696 shares of Preferred Stock, $.01 par value ("Preferred Stock").

3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Mark Adams, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this 13th day of April, 1999.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                      ------------------------------------
                                      Name: Mark S. Adams
                                      Title: President

                   AMENDMENT TO CERTIFICATE OF DESIGNATIONS
                                       OF
                            SERIES B PREFERRED STOCK
                                       OF
                                INTRALINKS, INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks, Inc.

            2. Section 1(a) of the Certificate of Designations shall be amended by inserting "$.585" in lieu of "$0.325."

            3. The following Section 4P shall be added to the Certificate of
Designations:

            4P. Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Common Stock or Convertible Securities (other than its Series C Convertible Preferred Stock, par value $.01 ("Series C Preferred Stock") or its Series D Convertible Preferred Stock, par value $.01 ("Series D Preferred Stock")) evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series B Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock) multiplied by the then existing Series B Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock); provided, however, no adjustment in Series B Conversion Price shall be made if the Distribution is made to the holders of Series B Preferred Stock.

            4. All other terms and provisions of the Certificate of Designations shall remain in full force and effect.

            5. The Amendment to Certificate of Designations of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 04/13/1999
                                                          991144427 -- 2633827

            IN WITNESS WHEREOF, this Amendment to Certificate of Designations has been executed by the Corporation by its President, Mark S. Adams, this 13th day of April, 1999.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                      ------------------------------------
                                      Name:  Mark S. Adams
                                      Title: President

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 09:02 AM 04/13/1999
   991144436 -- 2633827

                    AMENDMENT TO CERTIFICATE OF DESIGNATIONS
                                       OF
                            SERIES C PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks, Inc.

            2. The paragraph of the Certificate of Designations of the Series C Convertible Preferred Stock (the "Certificate of Designation") beginning with the word "RESOLVED" shall be amended by inserting" 7,119,696 in lieu of" "5,171,696".

            3. Section 1 of the Certificate of Designations is hereby amended and restated in its entirety as follows:

                  "1. Rank. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up, dissolution, redemption and rank (i) on a parity with the Corporation's Series D Convertible Preferred Stock, $.01 par value ("Series D Preferred Stock") and (ii) senior to all classes of Common Stock and to the Corporation's Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), and to each other class or series of the Corporation's capital stock, including any series of preferred stock, established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, as "Junior Securities").

            4. Section 2 of the Certificate of Designations is hereby amended and restated in its entirety as follows:

            "(a) The holders of shares of Series C Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, cash dividends at the rate of $0.585 per share per annum, payable as provided herein or when, as and if declared by the Board of Directors of the and after the date of issue whether or not declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. The Board of Directors of the Corporation may fix a record date for the determination of holders of Series C Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

            (b) As long as any shares of Series C Preferred Stock shall remain outstanding, in no event shall any dividends be declared or paid upon, nor shall any distribution be made upon, any shares of Junior Securities, nor (without the consent of the holders of a majority in interest of the outstanding Series C Preferred Stock and Series D Preferred Stock, voting as a single class) shall any shares of Junior Securities be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Securities, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series C Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series C Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on any securities issued by the Corporation which are on a parity with Series C Preferred Stock ("Parity Securities"), it shall, at the same time, pay to each holder of Series C Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 2(a) above), a dividend equal to the dividend payable to such holder of shares of Parity Securities."

            5. The following language is hereby added as Section 3D of the Certificate of Designations:

                  3D If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock and holders of the Series D Preferred Stock of their full Redemption Prices, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock and Series D Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive.

            6. The following language is hereby added as Section 4(d) of the Certificate of Designation:

                  (d) If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock and holders of the Series D Preferred Stock of their full preferential amounts, the entire assets and property legally available for distribution shall be distributed ratably among the property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock and Series D Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

            7. The first paragraph of Section 5E of the Certificate of Designation is hereby amended and restated in its entirety as follows:

                  5E Adjustment of Price Upon Issuance of Common Stock. Except
            as provided in subparagraph 5H hereof, if and whenever the Corporation shall issue or sell, or is in accordance with subparagraphs 5E(1) through 5E(7) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Series C Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith, the Series C Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities (as defined below)) multiplied by the then existing Series C Conversion Price, and (2) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities without giving effect to any adjustment in the number of shares so issuable by reason of such issue or sale).

            8. Section 5H of the Certificate of Designation is hereby amended and restated in its entirety as follows:

            "5H Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series C Conversion Price upon the occurrence of any of the following events: (i) the issuance of capital stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or the Series D Preferred Stock or other options, warrants and other securities exercisable for or convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock and which are issued and outstanding as of the date of filing of the Certificate of Designations for the Series D Preferred Stock, (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan; (iii) the issuance of warrants to Ernst & Young U.S. LLP ("E&Y") for the purchase of up to 192,308 shares of Series C Preferred Stock (the "E&Y Warrants") and 1,128,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants; and the issuance to the holders of the Series C Preferred Stock of warrants the purchase of up to 160,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants, in each case as adjusted for stock splits, combinations, stock dividends, anti-dilution adjustments and other similar events."

            9. The second paragraph and subsection (1) of Section 7 of the Certificate of Designation are hereby amended and restated in its entirety as follows:

            "Without the prior consent of the holders of a majority in interest of the outstanding Series C Preferred Stock and Series D Preferred Stock, voting as a single class, given in person or by proxy, either in writing or at a meeting called for that purpose:

                        (1) The Corporation will not (i) create or authorize the
            creation of any additional class or series of shares which ranks senior to the Series C Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or (ii) increase the authorized amount of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock."

             10. Following subsection (7) of Section 7 of the Certificate of Designation, the following new paragraph and new subsection (8) are added (and existing subsection 8 is renumbered as 9):

            "In addition, without the prior consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, given in person or by proxy, either in writing or at a meeting called for that purpose:

                       (8) The Corporation will not alter in any way adverse to
            the holders thereof the enfranchisement, privileges or preferences of the Series C Preferred Stock."

            11. All other terms and provisions of the Certificate of Designation shall remain in full force and effect.

            12. The Amendment to Certificate of Designation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF. this Amendment to Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 13th day of April, 1999.

                                  INTRALINKS INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:03 AM 04/13/1999
                                                          991144445 -- 2633827

                           CERTIFICATE OF DESIGNATIONS
                                       OF
                      SERIES D CONVERTIBLE PREFERRED STOCK
                                       OF
                                INTRALINKS, INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            INTRALINKS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            That, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the Board of Directors of the Corporation, at a meeting duly convened on April 12, 1999 duly adopted the following resolution:

            RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Corporation's Restated Certificate of Incorporation, as amended, of the Preferred Stock, par value $.01 per share, of the Corporation ("Preferred Stock"), there shall be designated a series of 1,948,000 shares which shall be issued in and constitute a single series to be known as "Series D Convertible Preferred Stock" (hereinafter called the "Series D Preferred Stock"). The shares of Series D Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

                  1. Rank. The Series D Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up, dissolution, redemption and rank (i) on a parity with the Corporation's Series C Convertible Preferred Stock, $.01 par value ("Series C Preferred Stock") and (ii) senior to all classes of Common Stock and to the Corporation's Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), and to each other class or series of the Corporation's capital stock, including any series of preferred stock, established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series D Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of
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      Common Stock, Series A Preferred Stock, and Series B Preferred Stock, as
      "Junior Securities").

                  2. Dividends. (a) The holders of shares of Series D Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, cash dividends at the rate of $0.90 per share per annum, payable as provided herein or when, as and if declared by the Board of Directors of the Corporation. Such dividends shall be cumulative and shall accrue from and after the date of issue whether or not declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. The Board of Directors of the Corporation may fix a record date for the determination of holders of Series D Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                  (b) As long as any shares of Series D Preferred Stock shall remain outstanding, in no event shall any dividends be declared or paid upon, nor shall any distribution be made upon, any shares of Junior Securities, nor (without the consent of the holders a majority in interest of the outstanding Series C Preferred Stock and Series D Preferred Stock, voting as a single class) shall any shares of Junior Securities be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Securities, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series D Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series D Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on any securities issued by the Corporation which are on a parity with Series D Preferred Stock with respect to dividend rights ("Parity Securities"), it shall, at the same time, pay to each holder of Series D Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 2(a) above), a dividend equal to the dividend payable to such holder of shares of Parity Securities.

                  3 Redemption. The shares of Series D Preferred Stock shall be redeemable as follows:

                  3A Mandatory Redemption. The Corporation shall redeem all outstanding shares of Series D Preferred Stock on October 9, 2003 (the "Redemption Date"), in the manner and with the effect provided in subparagraphs 3B through 3C below, by paying for each share an amount equal to the sum of $10.00, plus an amount equal to any accrued and unpaid dividends thereon up to (but excluding) such Redemption Date whether or not such dividends shall have been declared by the Board of Directors of the Corporation, such aggregate amount being herein sometimes referred to as the "Redemption Price". With respect to the right to receive payment upon such redemption, the Series D Preferred Stock will rank senior to the Junior Securities (to the extent not redeemed prior to such redemption).


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

                  3B Redemption. The Redemption Price shall be paid in cash. Not less than 20 days before a Redemption Date, written notice shall be given by mail, postage prepaid, to the holders of record of the Series D Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at its post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price and the place and date of such redemption, which date shall not be a day on which banks in The City of New York are required or authorized to close. If such notice of redemption shall have been duly given, then, notwithstanding that any certificate for shares of Series D Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares (except for the conversion rights which, as provided in subparagraph 5A, shall terminate as of the close of business on the last full business day prior to each Redemption Date) shall forthwith after the close of business on such Redemption Date cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor, without interest thereon.

                  3C Redeemed or Otherwise Acquired Shares to be Retired. Any shares of the Series D Preferred Stock redeemed pursuant to this paragraph 3 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series D Preferred Stock accordingly.

                  3D Pro Rata Distribution. If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock and holders of the Series D Preferred Stock of their full Redemption Prices, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock and Series D Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive.

                  4. Liquidation, Dissolution or Winding Up. (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series D Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount equal to $10.00 per share plus any accrued but unpaid dividends whether or not such dividends shall have been declared by the Board of Directors of the Corporation (such amounts being sometimes referred to as the "Series D Liquidation Payments").

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series D Liquidation Payments to be made pursuant hereto and the place where said Series D Liquidation Payments shall be payable shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein to the holders of record of the Series D Preferred Stock, such notice to be addressed to each such holder at his post office address as shown by the records of the Corporation.

                  (c) As used in this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) a consolidation or merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and which will not result in more than 50% of the voting capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting capital stock immediately prior to such merger in the same proportions in which such shares were held immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Corporation as an entirety to any other person, or (iii) the acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise.

                  As used in this Certificate of Designation, (i) the terms "person" and "group" shall have the meaning set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable, (ii) the term "beneficial owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, or any successor rules thereunder, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (iii) any "person" or "group" will be deemed to beneficially own any voting stock of the Corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting stock of the Corporation.

                  (d) If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock and holders of the Series D Preferred Stock of their full preferential amounts, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock and Series D Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

                  5. Conversion. The shares of Series D Preferred Stock shall be convertible as follows:

                  5A Right to Convert Series D Preferred Stock. (1) Subject to the terms and conditions of this paragraph 5, at any time or from time to time, the holder of any share or shares of Series D Preferred Stock shall have the right, at the holders option, to convert any such shares of Series D Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation, or upon redemption of the Series D Preferred Stock as provided in paragraph 3, the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on the Series D Preferred Stock), into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series D Preferred Stock to be converted by $10.00 and dividing the result by the conversion price of $10.00 per share, or by the conversion price as last adjusted in accordance with paragraphs 5E, 5F and 5G hereunder and in effect at the date any share or shares of such Series D Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Series D Conversion Price").

            (2) The rights of conversion contained in this subparagraph 5A shall be exercised by the holder of shares of Series D Preferred Stock by giving written notice that such holder elects to convert a stated number of shares of Series D Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series D Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  5B Automatic Conversion. In the event that, at any time while any shares of the Series D Preferred Stock shall be outstanding, the Corporation shall complete a firm commitment public offering involving the sale by the Corporation of shares of Common Stock (i) at a per share price to the public of not less than $19.50 (appropriately adjusted for any stock splits, combinations or stock dividends or other events set forth in paragraphs 5E, 5F and 5G), and (ii) in which the net proceeds paid by the public to the Corporation are at least $25,000,000 (the "Qualified Public Offering"), then all outstanding shares of the Series D Preferred Stock shall, automatically and without further action on the part of the holders of the Series D Preferred Stock, be converted into shares of Common Stock in accordance with the terms of this paragraph 5 with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering, provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series D Preferred Stock so converted.

                  5C Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 5A(2) and surrender of the certificate or certificates for the share or shares of Series D Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series D Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Series D Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series D Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  5D Fractional Shares; Dividends; Partial Conversion. No fractional shares may be issued upon conversion of the Series D Preferred Stock into Common Stock. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, if any, declared and unpaid on the shares surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 5C. Unless dividends have been declared by the Board of Directors of the Corporation and remain unpaid by the Corporation, the holders of Series D Preferred Stock will not be entitled to accrued and unpaid dividends upon conversion thereof. In case the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 5C exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series D Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this subparagraph 5D, be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series D Preferred Stock for conversion an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Corporation.

                  5E Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 5H hereof, if and whenever the Corporation shall issue or sell, or is in accordance with subparagraphs 5E(1) through 5E(7) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith, the Series D Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities (as defined below)) multiplied by the then existing Series D Conversion Price, and (2) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities without giving effect to any adjustment in the number of shares so issuable by reason of such issue or sale).

                  For purposes of this subparagraph 5E, the following subparagraphs 5E(1) to 5E(7) shall also be applicable:

                  5E(1) Issuance of Rights or Options. (a) In case at any time after the date hereof the Corporation shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities, including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series D Conversion Price in effect immediately prior to the time of the granting of such Options, then for purposes of calculating the adjusted Series D Conversion Price the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5E(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  5E(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series D Conversion Price in effect immediately prior to the time of such issue or sale, then for purposes of adjusting the Series D Conversion Price, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph 5E(3) below, no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Series D Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Series D Conversion Price shall be made by reason of such issue or sale.

                  5E(3) Change in Option Price or Conversion Rate. If (i) the purchase price provided for in any Option referred to in subparagraph 5E(1), (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5E(1) or 5E(2) or (iii) the rate at which any Convertible Securities referred to in subparagraph 5E(1) or 5E(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), then the Series D Conversion Price in effect at the time of such event shall, as required, forthwith be readjusted to such Series D Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series D Conversion Price then in effect hereunder shall, as required, forthwith be increased to the Series D Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 5E(1) or the rate at which any Convertible Securities referred to in subparagraph 5E(1) or 5E(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Series D Conversion Price then in effect hereunder shall, as required, forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series D Conversion Price then in effect hereunder is thereby reduced.

                  5E(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any securities of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Series D Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 5F hereof.

                  5E(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the Corporation, such Options shall be deemed to have been issued without consideration, and the Series D Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 5F hereof.

                  5E(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, provided that such shares of Common Stock shall in fact have been issued or sold.

                  5E(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subparagraph 5E.

                  5F Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Series D Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Series D Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  5G Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Junior Securities, Parity Securities or Convertible Securities evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series D Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock) multiplied by the then existing Series D Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock); provided, however, no adjustment in Series D Conversion Price shall be made if the Distribution is made to the holders of Series D Preferred Stock.

                  5H Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price upon the occurrence of any of the following events: (i) the issuance of capital stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock or other options, warrants and other securities exercisable for or convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock and which are issued and outstanding as of the date of issuance of the Series D Preferred Stock, (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan; (iii) the issuance of one or more warrants to Ernst & Young U.S. LLP (the "E&Y Warrants") for the purchase of up to 192,308 shares of Series C Preferred Stock and 1,128,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants; and (iv) the issuance of one or more warrants to the holders of the Series C Preferred Stock for the purchase of up to 160,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants, in each case as adjusted for stock splits, combinations, stock dividends, anti-dilution adjustments and other similar events.


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

                  5I Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series D Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares or shares of the Series D Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Series D Conversion Price) shall thereafter be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including, if necessary to effect the adjustments contemplated herein, an immediate adjustment in the manner set forth herein, by reason of such reorganization, reclassification, consolidation, merger or sale, of the Series D Conversion Price to the value for the Common Stock reflected by the terms of such reorganization, reclassification, consolidation, merger or sale if the value so reflected is less than the Series D Conversion Price in effect immediately prior to such reorganization, reclassification, consolidation, merger or sale). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation is issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Series D Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all of its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to each holder of shares of Series D Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  5J Notice of Adjustment. Upon any adjustment of the Series D Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series

      D Preferred Stock at the address of such holder as shown on the books of the Corporation, which notice shall state the Series D Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  5K Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common
            Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or
            reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation, or any acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise;

                  (4) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

                  (5) the Corporation shall take any action or there shall be any event which would result in an automatic conversion of the Series D Preferred Stock pursuant to subparagraph 5B,

      then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series D Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 10 days' prior written notice of the date on which the books of the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place, and (c) in the case of any event which would result in an automatic conversion of the Series D Preferred Stock pursuant to subparagraph 5B, at least 10 days' prior written notice of the date on which the same is expected to be completed. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  5L Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of the Series D Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series D Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Series D Conversion Price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Series D Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series D Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

                  5M No Reissuance of Preferred Stock. Shares of Series D Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  5N Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series D Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series D Preferred Stock which is being converted.

                  5O Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series D Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series D Preferred Stock in any manner which interferes with the timely conversion of such Series D Preferred Stock.

                  5P Definition of Common Stock. As used in this Section 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series D Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate, any shares resulting from any combination or subdivision thereof referred to in
      Section 5F, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 5H.

                  6. Voting. Except as otherwise required by law, the Corporation's Certificate of Incorporation or this Certificate of Designation, the holders of the Series D Preferred Stock, together with the holders of Common Stock, shall be entitled to notice of any stockholders meeting in accordance with the By-laws of the Corporation and to vote upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series D Preferred Stock shall have one vote for each full share of Common Stock into which their respective shares of Series D Preferred Stock are convertible on the record date for the vote and (ii) the holders of Common Stock shall have one vote per share of Common Stock.

                  7. Restrictions. At any time when shares of Series D Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation of the Corporation, and in addition to any other vote required by law:

                  Without the prior consent of the holders of a majority in interest of the outstanding Series C Preferred Stock and Series D Preferred Stock, voting as a single class, given in person or by proxy, either in writing or at a meeting called for that purpose:

                  (1) The Corporation will not (i) create or authorize the creation of any additional class or series of shares which ranks senior to the Series D Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or (ii) increase the authorized amount of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock.

                  (2) The Corporation will not issue debt in excess of the Corporation's net worth.

                  (3) The Corporation will not engage in any business other than that described in a business plan submitted to and approved by the Board of Directors of the Corporation or approved subsequently thereto by the Board of Directors.

                  (4) The Corporation will not engage in any transaction with any affiliate, except on an arms-length basis as approved by a majority of the non-interested directors voting on such matter.

                  (5) The Corporation will not dispose of or transfer assets other than in the ordinary course of business; or merge or consolidate with any other entity; or liquidate or dissolve.

                  (6) The Corporation will not amend, alter or repeal this Certificate of Designation, the Amended Certificate of Designation for the Series A Preferred Stock in effect as of December 17, 1997 and the Amended Certificates of Designation for the Series B Preferred Stock and the Series C Preferred Stock in effect as of the date hereof.

                  (7) The Corporation will not alter, amend or repeal its Certificate of Incorporation.

                  In addition, without the prior consent of the holders of a majority in interest of the outstanding Series D Preferred Stock, given in person or by proxy, either in writing or at a meeting called for that purpose:

                  (8) The Corporation will not alter in any way adverse to the holders thereof the enfranchisement, privileges or preferences of the Series D Preferred Stock.

                  (9) The Corporation will not issue any shares of Series D Preferred Stock, other than pursuant to the E&Y Warrants or pursuant to 160,000 warrants issued to the holders of the Company's Series C Preferred Stock.

                  (10) So long as Ernst & Young U.S. LLP or an affiliate thereof or successor thereto owns at least 660,000 shares of the Company's Common Stock (as adjusted for stock splits, combinations, stock dividends, anti-dilution adjustments and other similar events), the Corporation will not engage in any material transaction out of the ordinary course of business, including a merger, consolidation, joint venture, partnership or co-marketing arrangement with Arthur Andersen LLP, KPMG Peat Marwick LLP, PriceWaterhouse Coopers LLP, or Deloitte & Touche LLP or an affiliate thereof or successor thereto. As used in this paragraph, "ordinary course of business" includes providing services to parties directly in substantially the same manner as the services are provided generally.

                  (11) The Corporation shall not sell any securities to, or enter into any other transaction with, any audit or attest client of E&Y or any officer, director, shareholder, partner, affiliate of or other person or entity that has a relationship with, any such E&Y audit or attest client where such sale would result in E&Y's not being deemed "independent" for audit purposes with respect to such client.

            IN WITNESS WHEREOF, this Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 13 day of April, 1999.

                                  INTRALINKS, INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 06/30/1999
                                                          991268070 - 2633827

                   AMENDMENT TO CERTIFICATE OF DESIGNATIONS
                                       OF
                            SERIES C PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks, Inc.

            2. Section 1 of the Certificate of Designations is hereby amended and restated in its entirety as follows:

                  "1. Rank. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up, dissolution, redemption and rank (i) on a parity with the Corporation's Series D Convertible Preferred Stock, $.01 par value ("Series D Preferred Stock") and the Corporation's Series E Convertible Preferred Stock, $.01 par value ("Series E Preferred Stock") and (ii) senior to all classes of Common Stock and to the Corporation's Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), and to each other class or series of the Corporation's capital stock, including any series of preferred stock, established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, as "Junior Securities").

            3. Section 2(b) of the Certificate of Designations is hereby amended and restated in its entirety as follows:

            "(b) As long as any shares of Series C Preferred Stock shall remain outstanding, in no event shall any dividends be declared or paid upon, nor shall any distribution be made upon, any shares of Junior Securities, nor (without the consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class) shall any shares of Junior Securities be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Securities, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series C Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series C Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on any securities issued by the Corporation which are on a parity with Series C Preferred Stock ("Parity Securities"), it shall, at the same time, pay to each holder of Series C Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 2(a) above), a dividend equal to the dividend payable to such holder of shares of Parity Securities."

            4. The following language is hereby added as Section 3D of the Certificate of Designations:

                        3D If the assets to be distributed are insufficient to
            permit the payment to holders of the Series C Preferred Stock, holders of the Series D Preferred Stock and holders of the Series E Preferred Stock of their full Redemption Prices, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive.

            5. The following language is hereby added as Section 4(d) of the Certificate of Designations:

                  (d) If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock, holders of the Series D Preferred Stock and holders of the Series E Preferred Stock of their full preferential amounts, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

            6. Section 5E(1) of the Certificate of Designation is hereby amended and restated in its entirety as follows:

                  5E(1) Issuance of Rights or Options. (a) In case at any time after the date hereof the Corporation shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities, including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series C Conversion Price in effect immediately prior to the time of the granting of such Options, then for purposes of calculating the adjusted Series C Conversion Price the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5E(3), no adjustment of the Series C Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            7. Section 5G of the Certificate of Designation is hereby amended and restated in its entirety as follows:

                  5G Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Junior Securities, Parity Securities or Convertible Securities evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series C Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series

      A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) multiplied by the then existing Series C Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock and Series E Preferred Stock); provided, however, no adjustment in Series C Conversion Price shall be made if the Distribution is made to the holders of Series C Preferred Stock.

            8. Section 5H of the Certificate of Designations is hereby amended and restated in its entirety as follows:

            "5H Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series C Conversion Price upon the occurrence of any of the following events: (i) the issuance of capital stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock or other options, warrants and other securities exercisable for or convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock and which are issued and outstanding as of the date of filing of the Certificate of Designations for the Series E Preferred Stock, (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan; (iii) the issuance of warrants to Ernst & Young U.S. LLP ("E&Y") for the purchase of up to 192,308 shares of Series C Preferred Stock (the "E&Y Warrants") and 1,128,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants; and the issuance to the holders of the Series C Preferred Stock of warrants the purchase of up to 160,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants, in each case as adjusted for stock splits, combinations, stock dividends, anti-dilution adjustments and other similar events."

            9. The second paragraph and subsection (1) of Section 7 of the Certificate of Designations are hereby amended and restated in its entirety as follows:

            "Without the prior consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, given in person or by proxy, either in writing or at a meeting called for that purpose:

                        (1) The Corporation will not (i) create or authorize the
            creation of any additional class or series of shares which ranks senior to the Series C Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or (ii) increase the authorized amount of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock."

            10. All other terms and provisions of the Certificate of Designations shall remain in full force and effect.

            11. The Amendment to Certificate of Designations of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, this Amendment to Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 30th day of June, 1999.


                                  INTRALINKS, INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:01 AM 06/30/1999
                                                          991268071 - 2633827

                    AMENDMENT TO CERTIFICATE OF DESIGNATIONS
                                       OF
                            SERIES D PREFERRED STOCK
                                       OF
                                 INTRALINKS INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is IntraLinks, Inc.

            2. Section 1 of the Certificate of Designations is hereby amended and restated in its entirety as follows:

                  "1. Rank. The Series D Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up, dissolution, redemption and rank (i) on a parity with the Corporation's Series C Convertible Preferred Stock, $.01 par value ("Series C Preferred Stock") and the Corporation's Series E Convertible Preferred Stock, $.01 par value ("Series E Preferred Stock') and (ii) senior to all classes of Common Stock and to the Corporation's Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), and to each other class or series of the Corporation's capital stock, including any series of preferred stock, established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series D Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, as "Junior Securities").

            3. Section 2(b) of the Certificate of Designations is hereby amended and restated in its entirety as follows:

            "(b) As long as any shares of Series D Preferred Stock shall remain outstanding, in no event shall any dividends be declared or paid upon, nor shall any distribution be made upon, any shares of Junior

      Securities, nor (without the consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class) shall any shares of Junior Securities be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Securities, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series D Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series D Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on any securities issued by the Corporation which are on a parity with Series D Preferred Stock ("Parity Securities"), it shall, at the same time, pay to each holder of Series D Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 2(a) above), a dividend equal to the dividend payable to such holder of shares of Parity Securities."

            4. The following language is hereby added as Section 3D of the Certificate of Designations:

                        3D If the assets to be distributed are insufficient to
            permit the payment to holders of the Series C Preferred Stock, holders of the Series D Preferred Stock and holders of the Series E Preferred Stock of their full Redemption Prices, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive.

            5. The following language is hereby added as Section 4(d) of the Certificate of Designation:

                  (d) If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock, holders of the Series D Preferred Stock and holders of the Series E Preferred Stock of their full preferential amounts, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock, the Series D Preferred Stock and Series E Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

            6. Section 5E(1) of the Certificate of Designation is hereby amended and restated in its entirety as follows:

                  5E(1) Issuance of Rights or Options. (a) In case at any time after the date hereof the Corporation shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities, including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series D Conversion Price in effect immediately prior to the time of the granting of such Options, then for purposes of calculating the adjusted Series D Conversion Price the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5E(3), no adjustment of the Series D Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

            7. Section 5G of the Certificate of Designation is hereby amended and restated in its entirety as follows:

                  5G Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Junior Securities, Parity Securities or Convertible Securities evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series D Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) multiplied by the then existing Series D Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of

      Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock); provided, however, no adjustment in Series D Conversion Price shall be made if the Distribution is made to the holders of Series D Preferred Stock.

            8. Section 5H of the Certificate of Designations is hereby amended and restated in its entirety as follows:

            "5H Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series D Conversion Price upon the occurrence of any of the following events: (i) the issuance of capital stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock or other options, warrants and other securities exercisable for or convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock and which are issued and outstanding as of the date of filing of the Certificate of Designations for the Series E Preferred Stock, (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan; (iii) the issuance of warrants to Ernst & Young U.S. LLP ("E&Y") for the purchase of up to 192,308 shares of Series C Preferred Stock (the "E&Y Warrants") and 1,128,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants; and the issuance to the holders of the Series C Preferred Stock of warrants the purchase of up to 160,000 shares of Series D Preferred Stock, or the issuance of any shares of Preferred Stock or Common Stock underlying such warrants, in each case as adjusted for stock splits, combinations, stock dividends, anti-dilution adjustments and other similar events."

            9. The second paragraph and subsection (1) of Section 7 of the Certificate of Designations are hereby amended and restated in its entirety as follows:

            "Without the prior consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class, given in person or by proxy, either in writing or at a meeting called for that purpose:

                        (1) The Corporation will not (i) create or authorize the
            creation of any additional class or series of shares which ranks senior to the Series D Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or (ii) increase the authorized amount of the Series A Preferred Stock, the Series B

            Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock or the Series E Preferred Stock."

            10. All other terms and provisions of the Certificate of Designations shall remain in full force and effect.

            11. The Amendment to Certificate of Designations of the Corporation herein certified has been duly adopted, pursuant to the provisions of Section 242 and 228 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, this Amendment to Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 30th of June, 1999.


                                  INTRALINKS, INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:02 AM 06/30/1999
                                                          992268073 - 2633827

                           CERTIFICATE OF DESIGNATIONS
                                       OF
                      SERIES E CONVERTIBLE PREFERRED STOCK
                                       OF
                                INTRALINKS. INC.

                           Pursuant to Section 151 of
                      the Delaware General Corporation Law

            INTRALINKS, INC., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

            That, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Certificate of Incorporation, as amended, of the Corporation, and pursuant to the provisions of Section 151 of the Delaware General Corporation Law, the Board of Directors of the Corporation, at a meeting duly convened on June 25, 1999 duly adopted the following resolution:

            RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation by Article FOURTH of the Corporation's Restated Certificate of incorporation, as amended, of the Preferred Stock, par value $.01 per share, of the Corporation ("Preferred Stock"), there shall be designated a series of 1,068,890 shares which shall be issued in and constitute a single series to be known as "Series E Convertible Preferred Stock" (hereinafter called the "Series E Preferred Stock"). The shares of Series E Preferred Stock shall have the voting powers, designations, preferences and other special rights, and qualifications, limitations and restrictions thereof set forth below:

                  1. Rank. The Series E Preferred Stock will, with respect to dividend rights and rights on liquidation, winding-up, dissolution, redemption and rank (i) on a parity with the Corporation's Series C Convertible Preferred Stock, $.01 par value ("Series C Preferred Stock"), and the Corporation's Series D Convertible Preferred Stock, $.01 par value ("Series D Preferred Stock"), and (ii) senior to all classes of Common Stock and to the Corporation's Series A Convertible Preferred Stock, $.01 par value ("Series A Preferred Stock"), and Series B Convertible Preferred Stock, $.01 par value ("Series B Preferred Stock"), and to each other class or series of the Corporation's capital stock, including any series of preferred stock, established hereafter by the Board of Directors, the terms of which do not expressly provide that it ranks senior to, or on a parity with, the Series E Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to, together with all classes of Common Stock, Series A Preferred Stock, and Series B Preferred Stock, as "Junior Securities").

                  2. Dividends. (a) The holders of shares of Series E Preferred Stock shall be entitled to receive, out of funds legally available for such purpose, cash dividends at the rate of $1.17 per share per annum, payable as provided herein or when, as and if declared by the Board of Directors of the Corporation. Such dividends shall be cumulative and shall accrue from and after the date of issue whether or not declared and whether or not there are any funds of the Corporation legally available for the payment of dividends. Accrued but unpaid dividends shall not bear interest. The Board of Directors of the Corporation may fix a record date for the determination of holders of Series E Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

                  (b) As long as any shares of Series E Preferred Stock shall remain outstanding, in no event shall any dividends be declared or paid upon, nor shall any distribution be made upon, any shares of Junior Securities, nor (without the consent of the holders of a majority in interest of the outstanding Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, voting as a single class) shall any shares of Junior Securities be purchased or redeemed by the Corporation, nor shall any monies be paid to or made available for a sinking fund for the purchase or redemption of shares of any Junior Securities, unless, in each such case, (i) full cumulative dividends on the outstanding shares of Series E Preferred Stock shall have been declared and paid and (ii) any arrears or defaults in any redemption of shares of Series E Preferred Stock shall have been cured. In the event that the Corporation shall at any time pay a dividend on any securities issued by the Corporation which are on a parity with Series E Preferred Stock with respect to dividend rights ("Parity Securities"), it shall, at the same time, pay to each holder of Series E Preferred Stock (in addition to any payment such holder is entitled to receive pursuant to paragraph 2(a) above), a dividend equal to the dividend payable to such holder of shares of Parity Securities.

                  3 Redemption. The shares of Series E Preferred Stock shall be redeemable as follows:

                  3A Mandatory Redemption. The Corporation shall redeem all outstanding shares of Series E Preferred Stock on October 9, 2003 (the "Redemption Date"), in the manner and with the effect provided in subparagraphs 3B through 3C below, by paying for each share an amount equal to the sum of $13.00, plus an amount equal to any accrued and unpaid dividends thereon up to (but excluding) such Redemption Date whether or not such dividends shall have been declared by the Board of Directors of the Corporation, such aggregate amount being herein sometimes referred to as the "Redemption Price". With respect to the right to receive payment upon such redemption, the Series E Preferred Stock will rank senior to the Junior Securities (to the extent not redeemed prior to such redemption).

                  3B Redemption Price. The Redemption Price shall be paid in cash. Not less than 20 days before a Redemption Date, written notice shall be given by mail, postage prepaid, to the holders of record of the Series E Preferred Stock to be redeemed, such notice to be addressed to each such stockholder at its post office address as shown by the records of the Corporation, specifying the number of shares to be redeemed, the Redemption Price and the place and date of such redemption, which date shall not be a day on which banks in The City of New York are required or authorized to close. If such notice of redemption shall have been duly given, then, notwithstanding that any certificate for shares of Series E Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Redemption Date, the shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares (except for the conversion rights which, as provided in subparagraph 5A, shall terminate as of the close of business on the last full business day prior to each Redemption Date) shall forthwith after the close of business on such Redemption Date cease, except only the right of the holders thereof to receive, upon presentation of the certificate representing shares so called for redemption, the Redemption Price therefor, without interest thereon.

                  3C Redeemed or Otherwise Acquired Shares to be Retired. Any shares of the Series E Preferred Stock redeemed pursuant to this paragraph 3 or otherwise acquired by the Corporation in any manner whatsoever shall be permanently retired and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce the authorized Series E Preferred Stock accordingly.

                  3D Pro Rata Distribution. If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock, the Series D Preferred Stock and the Series E Preferred Stock of their full Redemption Prices, the entire assets and property legally available for distribution shall he distributed ratably among the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock in proportion to the full Redemption Price each such holder is otherwise entitled to receive.

                  4. Liquidation, Dissolution or Winding Up. (a) Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the holders of the shares of Series E Preferred Stock shall be entitled to be paid, before any distribution or payment is made upon any Junior Securities, an amount equal to $13.00 per share plus any accrued but unpaid dividends whether or not such dividends shall have been declared by the Board of Directors of the Corporation (such amounts being sometimes referred to as the "Series E Liquidation Payments").

                  (b) Written notice of such liquidation, dissolution or winding up, stating a payment date, the amount of the Series E liquidation Payments to be made pursuant hereto and the place where said Series E Liquidation Payments shall be payable shall be given by mail, postage prepaid, not less than 30 days prior to the payment date stated therein to the holders of record of the Series E Preferred Stock, such notice to be addressed to each such holder at his post office address as shown by the records of the Corporation.

                  (c) As used in this paragraph 4, a liquidation, dissolution or winding up of the Corporation shall be deemed to include (i) a consolidation or merger of the Corporation with or into any other corporation (other than a merger in which the Corporation is the surviving corporation and which will not result in more than 50% of the voting capital stock of the Corporation outstanding immediately after the effective date of such merger being owned of record or beneficially by persons other than the holders of such voting capital stock immediately prior to such merger in the same proportions in which such shares were held immediately prior to such merger), (ii) a sale of all or substantially all of the properties and assets of the Corporation as an entirety to any other person, or (iii) the acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise.

                  As used in this Certificate of Designation, (i) the terms "person" and "group" shall have the meaning set forth in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not applicable, (ii) the term "beneficial owner" shall have the meaning set forth in Rules 13d-3 and 13d-5 under the Exchange Act, or any successor rules thereunder, whether or not applicable, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time or upon the occurrence of certain events, and (iii) any "person" or "group" will be deemed to beneficially own any voting stock of the Corporation so long as such person or group beneficially owns, directly or indirectly, in the aggregate a majority of the voting stock of a registered holder of the voting stock of the Corporation.

                  (d) If the assets to be distributed are insufficient to permit the payment to holders of the Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of their full preferential amounts, the entire assets and property legally available for distribution shall be distributed ratably among the holders of Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock in proportion to the full preferential amount each such holder is otherwise entitled to receive.

                  5. Conversion. The shares of Series E Preferred Stock shall be convertible as follows:

                  5A Right to Convert Series E Preferred Stock. (1) Subject to the terms and conditions of this paragraph 5, at any time or from time to time, the holder of any share or shares of Series E Preferred Stock shall have the right, at the holder's option, to convert any such shares of Series E Preferred Stock (except that upon any liquidation, dissolution or winding up of the Corporation, or upon redemption of the Series E Preferred Stock as provided in paragraph 3, the right of conversion shall terminate at the close of business on the last full business day next preceding the date fixed for payment of the amount distributable on the Series E Preferred Stock), into such number of fully paid and nonassessable whole shares of Common Stock as is obtained by multiplying the number of shares of Series E Preferred Stock to be converted by $13.00 and dividing the result by the conversion price of $13.00 per share, or by the conversion price as last adjusted in accordance with paragraphs 5E, 5F and 5G hereunder and in effect at the date any share or shares of such Series E Preferred Stock are surrendered for conversion (such price, or such price as last adjusted, being referred to herein as the "Series E Conversion Price").

                  (2) The rights of conversion contained in this subparagraph 5A shall be exercised by the holder of shares of Series E Preferred Stock by giving written notice that such holder elects to convert a stated number of shares of Series E Preferred Stock into Common Stock and by surrender of a certificate or certificates for the shares so to be converted to the Corporation at its principal office (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holder or holders of the Series E Preferred Stock) at any time during its usual business hours on the date set forth in such notice, together with a statement of the name or names (with address) in which the certificate or certificates for shares of Common Stock shall be issued.

                  5B Automatic Conversion. In the event that, at any time while any shares of the Series E Preferred Stock shall be outstanding, the Corporation shall complete a firm commitment public offering involving the sale by the Corporation of shares of Common Stock (i) at a per share price to the public of not less than $19.50 (appropriately adjusted for any stock splits, combinations or stock dividends or other events set forth in paragraphs 5E, 5F and 5G), and (ii) in which the net proceeds paid by the public to the Corporation are at least $25,000,000 (the "Qualified Public Offering"), then all outstanding shares of the Series E Preferred Stock shall, automatically and without further action on the part of the holders of the Series E Preferred Stock, be converted into shares of Common Stock in accordance with the terms of this paragraph 5 with the same effect as if the certificates evidencing such shares had been surrendered for conversion, such conversion to be effective simultaneously with the closing of such public offering, provided, however, that certificates evidencing the shares of Common Stock issuable upon such conversion shall not be issued except on surrender of the certificates for the shares of the Series E Preferred Stock so converted.

                  5C Issuance of Certificates; Time Conversion Effected. Promptly after the receipt of the written notice referred to in subparagraph 5A(2) and surrender of the certificate or certificates for the share or shares of Series E Preferred Stock to be converted, the Corporation shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the number of whole shares of Common Stock issuable upon the conversion of such share or shares of Series E Preferred Stock. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Series E Conversion Price shall be determined, as of the close of business on the date on which such written notice shall have been received by the Corporation and the certificate or certificates for such share or shares shall have been surrendered as aforesaid, and at such time the rights of the holder of such share or shares of Series E Preferred Stock shall cease, and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby.

                  5D Fractional Shares; Dividends; Partial Conversion. No fractional shares may be issued upon conversion of the Series E Preferred Stock into Common Stock. At the time of each conversion, the Corporation shall pay in cash an amount equal to all dividends, if any, declared and unpaid on the shares surrendered for conversion to the date upon which such conversion is deemed to take place as provided in subparagraph 5C. Unless dividends have been declared by the Board of Directors of the Corporation and remain unpaid by the Corporation, the holders of Series E Preferred Stock will not be entitled to accrued and unpaid dividends upon conversion thereof. In case the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered pursuant to subparagraph 5C exceeds the number of shares converted, the Corporation shall, upon such conversion, execute and deliver to the holder thereof, at the expense of the Corporation, a new certificate or certificates for the number of shares of Series E Preferred Stock represented by the certificate or certificates surrendered which are not to be converted. If any fractional interest in a share of Common Stock would, except for the provisions of the first sentence of this subparagraph 5D, be deliverable upon any such conversion, the Corporation, in lieu of delivering the fractional share thereof, shall pay to the holder surrendering the Series E Preferred Stock for conversion an amount in cash equal to the current market price of such fractional interest as determined in good faith by the Board of Directors of the Corporation.

                  5E Adjustment of Price Upon Issuance of Common Stock. Except as provided in subparagraph 5H hereof, if and whenever the Corporation shall issue or sell, or is in accordance with subparagraphs 5E(1) through 5E(7) deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith, the Series E Conversion Price shall be reduced to the price (calculated to the nearest cent) determined by dividing (x) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities (as defined below)) multiplied by the then existing Series E Conversion Price, and (2) the consideration, if any, received by the Corporation upon such issue or sale, by (y) the total number of shares of Common Stock outstanding immediately after such issue or sale (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Convertible Securities without giving effect to any adjustment in the number of shares so issuable by reason of such issue or sale).

                  For purposes of this subparagraph 5E, the following subparagraphs 5E(1) to 5E(7) shall also be applicable:

                  5E(1) Issuance of Rights or Options. (a) In case at any time after the date hereof the Corporation shall in any manner grant any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities, including Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, being herein called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series E Conversion Price in effect immediately prior to the time of the granting of such Options, then for purposes of calculating the adjusted Series E Conversion Price the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph 5E(3), no adjustment of the Series E Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                  5E(2) Issuance of Convertible Securities. In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Series E Conversion Price in effect immediately prior to the time of such issue or sale, then for purposes of adjusting the Series E Conversion Price, the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that

      (a) except as otherwise provided in subparagraph 5E(3) below, no adjustment of the Series E Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Option to purchase any such Convertible Securities for which adjustments of the Series E Conversion Price have been or are to be made pursuant to other provisions of this subparagraph 5D, no further adjustment of the Series E Conversion Price shall be made by reason of such issue or sale.

                  5E(3) Change in Option Price or Conversion Rate. If (i) the purchase price provided for in any Option referred to in subparagraph 5E(1), (ii) the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph 5E(1) or 5E(2) or (iii) the rate at which any Convertible Securities referred to in subparagraph 5E(l) or 5E(2) are convertible into or exchangeable for Common Stock shall change at any time (in each case other than under or by reason of provisions designed to protect against dilution), then the Series E Conversion Price in effect at the time of such event shall, as required, forthwith be readjusted to such Series E Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such Option or the termination of any such right to convert or exchange such Convertible Securities, the Series E Conversion Price then in effect hereunder shall, as required, forthwith be increased to the Series E Conversion Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such Option referred to in subparagraph 5E(1) or the rate at which any Convertible Securities referred to in subparagraph 5E(1) or 5E(2) are convertible into or exchangeable for Common Stock shall be reduced at any time under or by reason of provisions with respect thereto designed to protect against dilution, then, in case of the delivery of Common Stock upon the exercise of any such Option or upon conversion or exchange of any such Convertible Securities, the Series E Conversion Price then in effect hereunder shall, as required, forthwith be adjusted to such respective amount as would have been obtained had such Option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid, but only if as a result of such adjustment the Series E Conversion Price then in effect hereunder is thereby reduced.

                  5E(4) Stock Dividends. In case the Corporation shall declare a dividend or make any other distribution upon any securities of the Corporation payable in Common Stock, Options or Convertible Securities, any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration, and the Series E Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 5F hereof.

                  5E(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Corporation, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the Corporation, such Options shall be deemed to have been issued without consideration and the Series E Conversion Price shall be reduced as if the Corporation had subdivided its outstanding shares of Common Stock into a greater number of shares, as provided in subparagraph 5F hereof.

                  5E(6) Record Date. In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be, provided that such shares of Common Stock shall in fact have been issued or sold.

                  5E(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this subparagraph 5E.

                  5F Subdivision of Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Series E Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Series E Conversion Price in effect immediately prior to such combination shall be proportionately increased.

                  5G Cash or Extraordinary Dividend. If the Corporation shall, by dividend or otherwise, distribute to holders of its Junior Securities, Parity Securities or Convertible Securities evidences of its indebtedness, cash or other assets (but excluding any dividends or distributions which change the total number of shares of Common Stock outstanding) (the "Distribution") then in each such case, the Series E Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the difference between (1) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) multiplied by the then existing Series E Conversion Price, and (2) fair market value of the Distribution, by (y) the total number of shares of Common Stock outstanding (including as outstanding all shares of Common Stock issuable upon conversion of outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock); provided, however, no adjustment in Series E Conversion Price shall be made if the Distribution is made to the holders of Series E Preferred Stock.

                  5H Certain Issues of Securities Excepted. Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series E Conversion Price upon the occurrence of any of the following events: (i) the issuance of capital stock upon conversion of outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock or other options, warrants and other securities exercisable for or convertible into shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock or Series E Preferred Stock and which are issued and outstanding as of the date of issuance of the Series E Preferred Stock, and (ii) the issuance and sale of, or grant of options to purchase, shares of Common Stock pursuant to the Corporation's 1997 Stock Incentive Plan.

                  5I Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way (including, without limitation, by way of consolidation or merger) that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby each holder of a share or shares of Series E Preferred Stock shall thereafter have the right to receive, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock of the Corporation immediately theretofore receivable upon the conversion of such shares or shares of the Series E Preferred Stock, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore so receivable had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of such holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Series E Conversion Price) shall thereafter be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of such conversion rights (including, if necessary to effect the adjustments contemplated herein, an immediate adjustment in the manner set forth herein, by reason of such reorganization, reclassification, consolidation, merger or sale, of the Series E Conversion Price to the value for the Common Stock reflected by the terms of such reorganization, reclassification, consolidation, merger or sale if the value so reflected is less than the Series E Conversion Price in effect immediately prior to such reorganization, reclassification, consolidation, merger or sale). In the event of a merger or consolidation of the Corporation as a result of which a greater or lesser number of shares of common stock of the surviving corporation is issuable to holders of Common Stock of the Corporation outstanding immediately prior to such merger or consolidation, the Series E Conversion Price in effect immediately prior to such merger or consolidation shall be adjusted in the same manner as though there were a subdivision or combination of the outstanding shares of Common Stock of the Corporation. The Corporation will not effect any such consolidation or merger, or any sale of all or substantially all of its assets and properties, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to each holder of shares of Series E Preferred Stock at the last address of such holder appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to receive.

                  5J Notice of Adjustment. Upon any adjustment of the Series E Conversion Price, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to each holder of shares of Series E Preferred Stock at the address of such holder as shown on the books of the Corporation.

      which notice shall state the Series E Conversion Price resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  5K Other Notices. In case at any time:

                  (1) the Corporation shall declare any dividend upon its Common
            Stock payable in cash or stock or make any other distribution to the holders of its Common Stock;

                  (2) the Corporation shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

                  (3) there shall be any capital reorganization or
            reclassification of the capital stock of the Corporation, or a consolidation or merger of the Corporation with, or a sale of all or substantially all its assets to, another corporation, or any acquisition of "beneficial ownership" by any "person" or "group" of voting stock of the Corporation representing more than 50% of the voting power of all outstanding shares of such voting stock, whether by way of merger or consolidation or otherwise;

                  (4) there shall he a voluntary or involuntary dissolution, liquidation or winding up of the Corporation; or

                  (5) the Corporation shall take any action or there shall be any event which would result in an automatic conversion of the Series E Preferred Stock pursuant to subparagraph 5B,

      then, in any one or more of said cases, the Corporation shall give, by first class mail, postage prepaid, addressed to each holder of any shares of Series E Preferred Stock at the address of such holder as shown on the books of the Corporation, (a) at least 10 days' prior written notice of the date on which the books or the Corporation shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, at least 10 days' prior written notice of the date when the same shall take place, and (c) in the case of any event which would result in an automatic conversion of the Series E Preferred Stock pursuant to subparagraph 5B, at least 10 days' prior written notice of the date on which the same is expected to be completed. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

                  5L Stock to be Reserved. The Corporation will at all times reserve and keep available out of its authorized Common Stock or its treasury shares, solely for the purpose of issue upon the conversion of the Series E Preferred Stock as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of all outstanding shares of Series E Preferred Stock. The Corporation covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof and, without limiting the generality of the foregoing, the Corporation covenants that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the effective Series E Conversion Price. The Corporation will take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which the Common Stock of the Corporation may be listed. The Corporation will not take any action which results in any adjustment of the Series E Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of the Series E Preferred Stock would exceed the total number of shares of Common Stock then authorized by the Corporation's Certificate of Incorporation.

                  5M No Reissuance of Preferred Stock. Shares of Series E Preferred Stock which are converted into shares of Common Stock as provided herein shall not be reissued.

                  5N Issue Tax. The issuance of certificates for shares of Common Stock upon conversion of the Series E Preferred Stock shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of the Series E Preferred Stock which is being converted.

                  5O Closing of Books. The Corporation will at no time close its transfer books against the transfer of any Series E Preferred Stock or of any shares of Common Stock issued or issuable upon the conversion of any shares of Series E Preferred Stock in any manner which interferes with the timely conversion of such Series E Preferred Stock.

                  5P Definition of Common Stock. As used in this Section 5, the term "Common Stock" shall mean and include the Corporation's authorized Common Stock, par value $.01 per share, and shall also include any capital stock of any class of the Corporation thereafter authorized that shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation; provided, however, that such term, when used to describe the securities receivable upon conversion of shares of the Series E Preferred Stock of the Corporation, shall include only shares designated as Common Stock of the Corporation on the date of filing of this Certificate, any shares resulting from any combination or subdivision thereof referred to in Section 5F, or in case of any reorganization or reclassification of the outstanding shares thereof, the stock, securities or assets provided for in Section 5I.

                  6. Voting. Except as otherwise required by law, the Corporation's Certificate of Incorporation or this Certificate of Designation, the holders of the Series E Preferred Stock, together with the holders of Common Stock, shall be entitled to notice of any stockholders meeting in accordance with the By-laws of the Corporation and to vote upon any matter submitted to the stockholders for a vote as follows: (i) the holders of Series E Preferred Stock shall have one vote for each full share of Common Stock into which their respective shares of Series E Preferred Stock are convertible on the record date for the vote and (ii) the holders of Common Stock shall have one vote per share of Common Stock.

                  7. Restrictions. At any time when shares of Series E Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of the Corporation is required by law or by the Certificate of Incorporation of the Corporation, and in addition to any other vote required by law:

                  Without the prior consent of the holders of a majority in interest of the outstanding Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock, voting as a single class, given in person or by proxy, either in writing or at a meeting called for that purpose:

                  (1) The Corporation will not (i) create or authorize the creation of any additional class or series of shares which ranks senior to the Series E Preferred Stock as to the distribution of assets upon the liquidation, dissolution or winding up of the Corporation, or (ii) increase the authorized amount of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, or the Series E Preferred Stock.

                  (2) The Corporation will not issue debt in excess of the Corporation's net worth.

                  (3) The Corporation will not engage in any business other than that described in a business plan submitted to and approved by the Board of Directors of the Corporation or approved subsequently thereto by the Board of Directors.

                  (4) The Corporation will not engage in any transaction with any affiliate, except on an arms-length basis as approved by a majority of the non-interested directors voting on such matter.

                  (5) The Corporation will not dispose of or transfer assets other than in the ordinary course of business; or merge or consolidate with any other entity; or liquidate or dissolve.

                  (6) The Corporation will not amend, alter or repeal this Certificate of Designations, the Amended Certificate of Designations for the Series A Preferred Stock in effect as of December 17, 1997 and the Amended Certificates of Designations for the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock in effect as of the date hereof.

                  (7) The Corporation will not alter, amend or repeal its Certificate of Incorporation.

                  In addition, without the prior consent of the holders of a majority in interest of the outstanding Series E Preferred Stock, given in person or by proxy, either in writing or at a meeting called for that purpose:

                  (8) The Corporation will not alter in any way adverse to the holders thereof the enfranchisement, privileges or preferences of the Series E Preferred Stock.

                  (9) The Corporation will not issue any shares of Series E Preferred Stock.

            IN WITNESS WHEREOF, this Certificate of Designation has been executed by the Corporation by its President, Mark S. Adams, this 30th day of June, 1999.


                                  INTRALINKS, INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Mark S. Adams
                                     President

                                                            STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                        DIVISION OF CORPORATIONS
                                                       FILED 09:03 AM 06/30/1999
                                                          991268086 -- 2633827

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                INTRALINKS, INC.

                         ------------------------------

            It is hereby certified that:

            1. The name of the corporation (hereinafter called the "Corporation") is INTRALINKS, INC.

            2. The Certificate of Incorporation of IntraLinks, Inc., as amended, is hereby further amended by striking out the first paragraph of Article FOURTH thereof and by substituting in lieu of said paragraph of such Article the following new paragraph:

      "FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 19,188,586 shares, consisting of (a) 11,000,000 shares of Common Stock, $.01 par value ("Common Stock"), and (b) 8,188,586 shares of Preferred Stock, $.01 par value ("Preferred Stock").

            3. The Amendment of the Certificate of Incorporation of the Corporation herein certified has been duly adopted, pursuant to the provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware.

            IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Mark Adams, its President, who hereby acknowledges under penalties of perjury that the facts herein stated are true and that this Certificate is the act and deed of the Corporation, this 30th day of June, 1999.

                                  INTRALINKS, INC.


                                  By: /s/ Mark S. Adams
                                     ------------------------------------
                                     Name:  Mark S. Adams
                                     Title: President